Exhibit 99.1

Transition • Values • Success

NASDAQ Global Select Market FIG Partners Analyst Meeting

RCKB February 20, 2013

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

Table of Contents

Page

Rockville Financial, Inc. Overview 5

Strategic Focus 6

Executive Management Team 8

Talent Acquisition 9

Corporate Progress 11

Loans 13

Deposits 16

Institutional Ownership 18

Insider Ownership 19

Appendix 21

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Eric R. Newell

Senior Vice President, Director of Treasury

Investor Information: Marliese L. Shaw

Senior Vice President, Investor Relations Officer

860-291-3622 or mshaw@rockvillebank.com 4

Rockville Financial, Inc. Overview

22 Branch community bank in Central & Southern Connecticut Established in 1858 Assets of $2.0 billion Second step mutual conversion in March 2011, $171 million capital raise Total capital $321 million at December 31, 2012 Transform from thrift model to high performing commercial community bank

Strategic Focus

Organic Growth

Recruit & retain most experienced and connected talent in market Best talent moves their book of business to Rockville Employer of choice in Connecticut Commercial, mortgage, retail and financial advisory hires

Strong Financial Performance

Asset quality

Earnings asset growth EPS growth Revenue growth

Return of Capital

54% Dividend increase since conversion 10% Stock buyback program Special cash dividend

Returned 231% of earnings to shareholder in 2012

Strategic Focus

Strong Risk Management & Financial Discipline

Disciplined approach to acquisition

Capital deployment

New management team with large bank experience and depth

Attractive Branch Franchise

Solid suburban markets

Strong demographics

#1 or #2 market share in all seasoned markets

Trading 115% of TBV

Executive Management Team

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title/Function	Years in Industry/Years at Rockville	Prior Experience
William H. W. Crawford, IV	President and CEO	24/2	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	EVP & COO	39/2	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	EVP & Chief Risk Officer	30/2	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	EVP & Chief Financial Officer & Treasurer	19/4	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	EVP & Head Commercial Banking Officer	25/7	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	EVP & Information Technology and Operations Officer	31/2	Space Coast Credit Union, West Bank
Rick Trachimowicz	EVP & Head of Human Capital and Facilities Management	37/16	Northeast Savings, Freedom Federal Savings
Eric Newell	SVP & Director of Treasury	9/2	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation

8

Talent Acquisition

Risk Management

The Company strengthened Risk Management with the following new positions:

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Betsy Kenney Wynnick	SVP & Director of Internal Audit	20/1	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	VP & BSA/AML, Red Flags Officer	37/2	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	VP & Enterprise Risk Management	18/2	NewAlliance Bank, Dime Savings Bank
Christine Keeney	VP & Information Security Officer	21/2	NewAlliance Bank, Savings Bank of Manchester
Carla Balesano	SVP & Head of Corporate Loan Strategies	25/1	TD Bank, Webster Bank, Fleet Bank, Bank of America
Bob Davidson	SVP & Senior Credit Officer	19/3	Sovereign Bank, Farmington Bank, Savings Bank of Manchester, Liberty Bank
Deborah Gabinelle	VP & Senior Credit Risk Officer	26/2	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	VP & Credit Risk Officer	10/2	NewAlliance Bank, FirstFed America Bankcorp

9

Talent Acquisition

Commercial Banking Expansion

Name	Title/Function	Years in Industry/ Years at Rockville	Prior Experience
Stephen Villecco	SVP & Regional Commercial Banking Officer, Southern and Northern C&I Teams	24/2	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Josh Gorman	SVP & Regional Commercial Banking Officer, Western C&I Team	14/0	Bank of America/Merrill Lynch, Wachovia National Bank. Joined Rockville Bank December 2012
Thomas Reid	SVP & Commercial Banking Officer	37/2	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Melanie Joy	VP & Senior Commercial Real Estate Officer	25/1	Liberty Bank
Matt Proto	VP & Senior Commercial Banking Officer	36/2	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	VP & Commercial Banking Officer	33/2	NewAlliance Bank
Robert Landfear	VP & Commercial Banking Officer	18/2	NewAlliance Bank
Michael Kelleher	VP & Commercial Banking Officer	35/2	NewAlliance Bank
Joseph Tartaglia	VP & Senior Cash Management Officer	21/2	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	AVP & Cash Management Officer	25/2	NewAlliance Bank, Tolland Bank

10

Corporate Progress

19 Company Enhancement Projects Completed in 2012

Benefits to completed projects; improve operational efficiencies for the Company and customers, contribute to Company's overall profitability through added revenue stream, expense reductions, strengthened Company's regulatory/compliance best practices.

Expense Reduction

- Big Y East Windsor Branch Consolidation
- Core Processor Contract Renegotiation
- Voice/Data Network Upgrade

Customer Service & Compliance Improvement

- Core Processor Enhanced Online Banking & Bill Pay
- ATM Upgrade
- New Branch Servers
- Core Processor Account Opening/Streamline

Improved Efficiencies & Effectiveness

- Database Querying Tool
- Headquarters & Disaster Recovery Storage Area Network
- Commercial Credit Risk Management & Portfolio Reporting
- Intranet
- Financial Profitability Reporting System
- Budgeting Process Redesign
- Accounts Payable Reengineering

Revenue

- RAROC & Customer Profitability Models
- NSF Overdraft
- Core Processor Cash Management
- Secondary Market
- Best Mortgage (Revenue & Customer Service Improvement)

11

How has Rockville’s Management performed so far?

0.88% ROA Q4 2012

20% Core Revenue Growth

39% Core EPS Growth

54% Dividend Increase

NPA/Assets: 0.95%

NCOs/Loans: 0.03%

70.10% Core Efficiency Ratio

20% Core NIE Growth

Trade 115% P/TBV

Total Shareholder Return Last 12 Months

Rockville Financial: +26%

SNL Thrift Index: +18%

Connecticut Banks: +22%

Loan Mix

12/31/2009

Construction 5.2%

Commercial Business Loans 8.2%

Installment and Collateral Loans 0.6%

Residential 55.0%

Commercial 31.0%

12/31/2011

Construction 3.4%

Commercial Business Loans 9.8%

Installment and Collateral Loans 0.3%

Residential 46.2%

Commercial 40.3%

12/31/2012

Commercial Business Loans 10.7%

Construction 3.1%

Installment and Collateral Loans 0.2%

Residential 42.6%

Commercial 43.4%

Yield on Loans: 5.21% Yield on Loans: 4.92% Yield on Loans: 4.62%

RCKB % Of RCKB % Of RCKB % Of CAGR CAGR

12/31/2009 Total 12/31/2011 Total 12/31/2012 Total 11 - ‘12 09 - ‘12

Loan Portfolio ($mm) Real Estate Loans: Residential Commercial Construction Commercial Business Loans Installment and Collateral Loans Total Loans CRE & Comm. Business Loans

$ 754.9 55.0% $ 680.7 46.2% $ 683.2 42.6% 0.4% -3.3%

426.0 31.0% 593.9 40.3% 697.1 43.4% 17.4% 17.8%

71.1 5.2% 50.6 3.4% 50.0 3.1% -1.2% -11.1%

113.2 8.2% 143.5 9.8% 171.6 10.7% 19.6% 14.9%

7.7 0.6% 4.2 0.3% 2.8 0.2% -34.5% -29.0%

$ 1372.9 100.0% $ 1,472.9 100.0% $ 1,604.7 100.0% 8.9% 5.3%

$ 539.2 39.2% $ 737.4 50.1% $ 868.7 54.1% 17.8% 17.2%

Note: Yield on loans for the respective year ends

Commercial Real Estate (Q4 2012)

Type of Commercial Real Estate Loan

Retail 12.1%

Multi-Fam 8.1%

Land 1.7%

Other 9.0%

Regional CRE Program 44.9%

Owner Occupied 7.4%

Industrial 5.1%

Office 11.7%

Geographic Region

South New Jersey / Pennsylvania 4.2%

North / Central New Jersey 7.8%

Metropolitan New York 0.8%

New England* 8.7%

Maryland 3.5%

Connecticut 55.1%

West / Upstate New York 19.9%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Regional CRE Program $ 313,309 44.9%

Owner Occupied 51,252 7.4%

Industrial 35,471 5.1%

Office 81,709 11.7%

Retail 84,383 12.1%

Multi-Fam 56,774 8.1%

Land 11,660 1.7%

Other 62,575 9.0%

Total Commercial Real Estate Loans $ 697,133 100.0%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Region

Connecticut $ 383,841 55.1%

West / Upstate New York 138,436 19.9%

Metropolitan New York 5,463 0.8%

North / Central New Jersey 54,743 7.8%

South New Jersey / Pennsylvania 29,334 4.2%

New England* 60,894 8.7%

Maryland 24,422 3.5%

Total Commercial Real Estate Loans $ 697,133 100.0%

Note: Data for quarter ended 12/31/12

* Not including Connecticut

Mortgage Banking Business Development

Quarter Ended

12/31/2012 9/30/2012 12/31/2011

Production

Dollar volume (in millions) $87.1 $82.8 $40.6

# of loans 443 413 215

Purchase mortgages (in millions) $26.6 $32.4 $6.0

Loans sold (in millions) $48.8 $63.6 $37.0

Net gains on sales (in thousands) $1,334 $2,514 $1,251

Spread Realized 2.73% 3.95% 3.38%

Mortgage loan officers 11 12 0

Underwriters & Processors 25 24 8

Secondary Market 3 1 0

Deposit Mix

12/31/2009

Time Deposits 43.6%

Demand and NOW 22.9%

Regular Savings & Club 12.7%

Money Market

Savings 20.8%

Cost of Deposits: 1.41%

Cost of Funds: 1.88%

12/31/2011

Time Deposits 39.0%

Demand and NOW 25.5%

Regular Savings & Club 14.1%

Money Market Savings 21.4%

Cost of Deposits: 0.79%

Cost of Funds: 0.92%

12/31/2012

Time Deposits 35.6%

Demand and NOW 25.8%

Money Market Savings 24.4%

Regular Savings & Club 14.2%

Cost of Deposits: 0.56%

Cost of Funds: 0.65%

Deposit Portfolio ($mm) RCKB 12/31/2009 % Of Total RCKB 12/31/2011 % Of Total RCKB 12/31/2012 % Of Total CAGR 11 - ‘12 CAGR 09 - ‘12

Demand and NOW Regular Savings & Club Money Market Savings Time Deposits Total Deposits Core Deposits

$ 258.6 22.9% $ 338.2 25.5% $ 388.5 25.8% 14.9% 14.5%

143.8 12.7% 188.0 14.1% 214.5 14.2% 14.1% 14.2%

234.7 20.8% 283.7 21.4% 366.7 24.4% 29.2% 16.0%

492.0 43.6% 516.9 39.0% 535.0 35.6% 3.5% 2.8%

$ 1,129.1 100.0% $ 1,326.8 100.0% $ 1,504.7 100.0% 13.4% 10.0%

$ 637.1 56.4% $ 809.9 61.0% $ 969.7 64.4% 19.7% 15.0%

Reducing Cost of Funds ~ Growing Core Deposits

Note: Cost of deposits represents cost of total interest bearing and non-interest bearing deposits. Cost of funds represents average total deposits and cost of borrowing for the respective quarters.

Strong Branch Franchise - No. 1 or 2 in most markets

Hampden Massachusetts Litchfield Hartford Tolland Windham

Connecticut New Haven Middlesex New London

RCKB (22)

Address City 2012 Deposits ($000) 2011-2012 Growth Rate(%) RCKB’s Market Position in Town

1 Rt 83 & Pitkin St Vernon 171,465 11.17 1

2 1645 Ellington Rd South Windsor 160,982 20.33 1

3 341 Broad St Manchester 155,961 13.78 2

4 20 Hyde Ave Vernon 103,423 21.72 1

5 12 Main St Ellington 101,592 17.25 1

6 25 Park St Vernon Rockville 99,768 3.75 1

7 612 Main St Somers 84,394 12.03 1

8 869 Sullivan Ave South Windsor 80,826 9.93 1

9 231 Hazard Ave Enfield 72,830 3.93 2

10 6 Fieldstone Cmns Tolland 67,744 22.44 2

11 1009 Hebron Ave Glastonbury 64,677 8.69 7

12 1671 Boston Tpke Coventry 55,091 0.27 2

13 234 Tolland Tpke Manchester 53,345 2.80 2

14 275 Mountain Rd Suffield 50,034 8.22 3

15 902 Main St South Glastonbury 45,601 (0.41) 1

16 39 Prospect Hill Rd East Windsor 41,971 109.82 3

17 99 Linwood Ave Colchester 35,882 15.29 5

18 65 Palomba Dr Enfield 27,153 5.99 2

19 768 N Main St Manchester 27,036 10.55 2

20 660 Enfield St Enfield 20,871 (7.92) 2

21 161 Nevers Rd South Windsor High School Branch NA NA

22 102 Lasalle Rd West Hartford Opened Jan 2013 NA NA

NASDAQ: RCKB

Institutional Ownership

Significant increase since conversion

60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

11.1% 28.9% 38.6% 42.0% 44.8% 49.6% 50.0% 54.0% 53.7%

11-Mar Jun - 11 Sep - 11 Dec - 11 Mar - 12 Jun - 12 Sep - 12 Dec - 12 Feb - 13

Insider Ownership at December 31, 2012

Management Stock Ownership after June 2012 grant:

Executive Position # of Shares & Options % of Shares Outstanding

Bill Crawford CEO/President 383,820 1.4%

Mark Kucia EVP/Commercial Banking 178,984 0.6%

Rick Trachimowicz EVP/Human Capital 167,872 0.6%

Scott Bechtle EVP/CRO 151,351 0.5%

John Lund EVP/CFO 142,613 0.5%

Marino Santarelli EVP/COO 136,123 0.5%

Steve Koniecki EVP/IT&Operations 95,817 0.3%

Eric Newell SVP/Treasury 88,322 0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

Rockville Financial, Inc. Objective

Become one of highest performing commercial community banks in the U.S.

Measure success by financial performance, driving shareholder value, customer service, customer loyalty, and employee engagement.

APPENDIX

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

Efficiency Ratio (%)

75.0 70.0 65.0 60.0 55.0 50.0 45.0 40.0 35.0 30.0

64.4 65.8 71.5 63.7 66.7 63.2 66.0 63.8

1Q2012 2Q2012 3Q2012 4Q2012

Rockville Financial Inc. Peer Median

Net Interest Margin vs. Peers:

Net Interest Margin (%)

4.0 3.8 3.6 3.4 3.2 3.0 2.8 2.6 2.4 2.2 2.0

3.8 3.1 3.9 3.1 3.8 3.2 3.7 3.1

1Q2012 2Q2012 3Q2012 4Q2012

Rockville Financial Inc. Peer Median

Return on Average Assets vs Peers:

ROAA (%)

1.1 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3

0.9 0.7 0.6 0.7 1.0 0.6 0.9 0.6

1Q2012 2Q2012 3Q2012 4Q2012

Rockville Financial Inc. Peer Median

YoY Loan Growth vs. Peers:

YoY Loan Growth (%)

10.0 8.0 6.0 4.0 2.0 0.0

5.5 3.9 8.1 4.9 6.1 6.5 9.3 10.0

2012Q1 2012Q2 2012Q3 2012Q4

Rockville Financial Inc. Peer Median

Note: Data for quarter ended 12/31/12. Peer data for YoY Loan Growth is adjusted to exclude growth from acquisition.

Loan Quality and Reserve Levels

Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Rockville Financial

12/31/12 12/31/11

Non-performing loans/total loans 1.00% 0.86%

Non-performing assets/total assets 0.95% 0.89%

Allowance for loan losses/total loans 1.15% 1.09%

Allowance for loan losses/non-performing loans 114.88% 127.08%

NCO’s/average loans 0.03% 0.07%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

Reserves / Loans (%)

1.3 1.1 0.9 0.7 0.5

0.87 0.98 1.15 1.24 1.27 1.16

0.94 0.96 0.91 1.00 1.09 1.07

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q3

Rockville Financial Inc. Peer Group Median

NCOs / Avg. Loans vs Peers:

NCOs / Avg. Loans (%)

0.5 0.4 0.3 0.2 0.1 0.0 0.00 0.07 0.17 0.04 0.31 0.15 0.40 0.17 0.36 0.09 0.15 0.00

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q3

Rockville Financial Inc. Peer Group Median

Non-Performing Loans / Total Loans vs Peers:

NPL’s / Loans (%)

2.5 2.0 1.5 1.0 0.5 0.0 0.1 0.3 0.8 1.1 1.4 2.3 2.4

0.8 0.9 0.9 0.9 0.9

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q3

Rockville Financial Inc. Peer Group Median

Note: Data for quarter ended 9/30/12

Total Assets

Despite a difficult operating environment, we were able to grow assets at a CAGR of 8.5% through a disciplined growth strategy.

CAGR = 8.5%

2,250,000 2,000,000 1,750,000 1,500,000 1,250,000 1,000,000 750,000 500,000 250,000 0

1,327,012 1,533,073 1,571,134 1,678,073 1,749,872 1,998,799

2007Y 2008Y 2009Y 2010Y 2011Y 2012Y

Total Assets ($000)

Regional Commercial Real Estate Data

Data as of December 31, 2012

Approximately $313 million outstanding – 44 loans Average loan size $7.1 million Average LTV: 63% Average debt service coverage ratio: 1.8x Weighted average yield: 4.72% All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 8.94%

Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Current Team consists of 17 Customer facing commercial bankers including 3 cash management officers

Loan Approval Procedures and Authority:

Limited group of officers – Up to $1.0 million

President, CRO, or Head of Commercial – Up to $7.5 million

President & CRO or CRO & Head of Commercial – Up to $15.0 million Board of Directors – Over $15.0 million

Municipal Bond Stratification

Total Municipal Portfolio By Type

Total Municipal Portfolio Geographic Distribution

General Obligation 31%

Revenue Bonds 69%

College & University; 15% Fuel Sales Tax; 3% Health Services Revenue; 17%

Building Develop; 5% Airport; 6% Sales Tax; 3%

Water/Sewer; 21%

MN 4%

CA 13%

NY 8%

PA 6%

SC 4%

TX 10%

WA 10%

Other 44%

AR, 2% AZ, 0% CO, 2% CT, 4% FL, 4% IL, 3% IN, 3% LA, 2% MA, 1% ME, 3% NC, 3% NV, 3% OH, 3% OK, 3% OR, 3% UT, 1% VT, 2% WI, 2%

Municipal Bond Stratification Continued

Revenue Type Breakout

Water / Sewer 30%

Sales Tax 4%

Airport 8%

Building Develop 7%

Health Services Revenue 24%

College & University 22%

Fuel Sales Tax 4%

Municipal Rating Distribution

Aa2 39%

Aa1 17%

Aaa 13%

Aa3 29%

A2 2%

(a) Ratings as of Dec 31, 2012; (b) A2 rating has a AAA enhan

Revenue Bond Geographic Breakout

WI 4%

VT 3%

UT 1%

SC 6%

TX 7%

PA 8%

OR 5%

WA 12%

CA 8%

OH 5%

NY 10%

NV 5%

CO 3%

CT 5%

FL 1%

IN 4%

MA 1%

ME 4%

MN 3%

NC 5%

As a percent of total revenue bonds, as of Dec 31, 2012

Gen Obligation Geo Breakout

AZ 1%

CA 22%

CT 2%

FL 11%

IL 10%

LA 5%

MN 6%

NY 6%

OK 9%

TX 16%

WA 7%

AR 6%

As a percent of total general obligation bonds, as of Dec 31, 2012; 36% of GO bonds are direct obligations of the State

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012 Rank

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

2011 Rank

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

Institution (ST)

Bank of America Corp. (NC) Webster Financial Corp. (CT) People’s United Financial Inc. (CT) Wells Fargo & Co. (CA) Toronto-Dominion Bank First Niagara Finl Group (NY) JPMorgan Chase & Co. (NY) Citigroup Inc. (NY) Liberty Bank (CT) RBS

Union Savings Bank (CT) Rockville Financial Inc. (CT) Santander

First Connecticut Bancorp, Inc (CT) M&T Bank Corp. (NY)

Total For Institutions In Market

2012 Number of Branches

156 121 165 76 80 84 53 20 44 50 29 22 32 21 10

1,286

2012 Total Deposits in Market $0

24,555,614.00 12,136,213.00 10,981,060.00 7,346,402.00 5,894,904.00 4,630,174.00 4,491,917.00 2,957,588.00 2,779,395.00 2,573,790.00 1,635,250.00 1,520,658.00 1,484,695.00 1,293,258.00 1,278,950.00

102,449,687

2012 Total Market Share (%)

23.97

11.85

10.72

7.17

5.75

4.52

4.38

2.89

2.71

2.51

1.60

1.48

1.45

1.26

1.25

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

RCKB vs SNL Thrift Peer Weight Average
Year over Year Deposit Growth


16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Year over Year Deposit Growth (%)
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
Rockville Financial Inc.
Peer Median

30

Capital Ratios

The Company continues to be well capitalized. At December 31, 2012, our core capital ratio was 16.5% of total adjusted tangible assets In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were

20.6% and 21.9%, respectively. Excess capital over regulatory 8.0% minimum was $217.2 million at December 31, 2012.

30.0%

25.0%

20.0%

15.0%

10.0% 5.0% 0.0%

16.5%

4.00%

Tier 1 Leverage

Tier 1 Risk-Based Total Risk-Based

20.6%

4.00%

21.9%

8.00%

Rockville Financial, Inc.

Requirement

Dividend History

Historical Dividend

$0.11 $0.10 $0.09 $0.08 $0.07 $0.06 $0.05 $0.04 $0.03 $0.02 $0.01 $0.00

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

4Q10

1Q11

2Q11

3Q11

4Q11

1Q12

2Q12

3Q12

4Q12*

1Q13

Payout %

Div/Sh

Note: The Company issued a special dividend payment of $0.16 per share on Dec 10th 2012, payable to shareholders of record as of Dec 3rd 2012

Total Shareholder Return

Favorable in comparison to SNL Thrift Index

Rockville Financial, Inc. – Total Return (%)

RCKB (+22.19%) SNL U.S. Thrift (+20.72%) X

25

20

15

10

5

0

-5

600

400

200

0

Thousands

Total Return (%)

Mar 2012

May 2012

Jul 2012

Sep 2012

Nov 2012

Jan 2013

RCKB-Vol

Source: SNL Financial

Return compared to 2004-2005 Conversions

#2 out of 52 bank conversions in the Class of 2004-2005

	Company	Ticker	State	IPO date	IPO price ($)[1]	Last price ($)[2]	Years public	Change in price IPO to last price
1	North Penn Bancorp Inc.	NPBP	PA	6/2/2005	9.16	18.30	6.00	100%
2	Rockville Financial Inc.	RCKB	CT	5/23/2005	6.59	12.68	7.47	92%
3	Investors Bancorp Inc. (MHC)	ISBC	NJ	10/12/2005	10.00	16.67	7.08	67%
4	Home Federal Bancorp Inc. of Louisiana	HFBL	LA	1/21/2005	10.98	17.65	7.80	61%
5	Synergy Financial Group Inc.	SYNF	NJ	1/21/2004	10.00	15.16	3.69	52%
6	United Financial Bancorp Inc.	UBNK	MA	7/13/2005	9.61	14.25	7.33	48%
7	NewAlliance Bancshares Inc.	NAL	CT	4/2/2004	10.00	14.78	7.04	48%
8	Legacy Bancorp Inc.	LEGC	MA	10/26/2005	10.00	14.34	5.73	43%
9	SE Financial Corp	SEFL	PA	5/6/2004	10.00	14.25	7.91	43%
10	New England Bancshares Inc.	NEBS	CT	12/29/2005	10.00	13.64	6.87	36%
11	Partners Trust Financial Group Inc.	PRTR	NY	7/15/2004	10.00	12.75	3.38	28%
12	First Clover Leaf Financial Corp.	FCLF	IL	6/29/2004	5.17	6.31	8.16	22%
13	Colonial Financial Services Inc.	COBK	NJ	6/30/2005	10.64	12.99	7.36	22%
14	Abington Bancorp Inc.	ABBC	PA	12/17/2004	6.25	7.20	6.79	15%
15	Ocean Shore Holding Co.	OSHC	NJ	12/22/2004	11.37	13.07	7.68	15%
16	Citizens Community Bancorp Inc.	CZWI	WI	3/30/2004	5.23	6.00	8.41	15%
17	Home Federal Bancorp Inc.	HOME	ID	12/7/2004	8.80	10.02	7.72	14%
18	Rome Bancorp Inc.	ROME	NY	3/30/2005	10.00	11.30	6.01	13%
19	Benjamin Franklin Bancorp Inc.	BFBC	MA	4/5/2005	10.00	11.00	4.01	10%
20	Kaiser Federal Financial Group Inc.	KFFG	CA	3/31/2004	13.90	15.15	8.41	9%
21	Heritage Financial Group Inc.	HBOS	GA	6/30/2005	11.94	12.58	7.36	5%
22	SI Financial Group Inc.	SIFI	CT	10/1/2004	11.13	11.61	7.90	4%
23	Osage Bancshares Inc.	OSBK	OK	4/1/2004	10.00	10.35	8.40	4%
24	OC Financial Inc.	OCFL	OH	4/1/2005	10.00	10.11	3.24	1%
25	Clifton Savings Bancorp Inc. (MHC)	CSBK	NJ	3/4/2004	10.00	9.79	8.48	-2%

As of Nov 8, 2012

1 IPO price is adjusted for stock splits

2 If the company was acquired or the subsidiary failed, the last price reflects the price on the acquisition date (or the last reported price if earlier) or the subsidiary failure date.

Source: SNL Financial

34

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of December 31, 2012, and that have attributed to the substantial increase in shares institutionally held are as follows:

Q4 2012

Holder Name Position Position $ Market Value % Outstanding

Change December 31, 2012

Keeley Asset Management 1,830,700 590,500 23,616,030 6.51

Wellington Management Co. LLP 1,775,448 -993,472 22,903,279 6.32

BlackRock Fund Advisors 1,532,544 -27,610 19,769,818 5.45

The Vanguard Group 1,428,764 34,938 18,431,056 5.08

Dimensional Fund Advisors 668,066 -1,866 8,618,051 2.38

State Street Global Advisors 560,222 18,891 7,226,864 1.99

EJF Capital LLC 550,000 550,000 7,095,000 1.96

Brandywine Global Invest 546,331 -192,740 7,047,670 1.94

Putnam Investment Management LLC 429,800 10,000 5,415,420 1.53

Paradigm Capital Management 425,027 -4,300 5,482,848 1.51

Northern Trust Investments 414,151 27,027 5,342,548 1.47

Ironwood Capital Management LLC 411,360 -9,746 5,306,544 1.46

Source: NASDAQ.com

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) - Peers

12/31/2012 9/30/2012 6/30/2012 3/31/2012 12/31/2011

Naugatuck Savings Bank CT 4.35 3.67 3.51 3.43 3.38

Fairfield County Bank CT 4.19 4.06 3.76 3.80 3.78

Newtown Savings Bank CT 3.96 3.62 3.63 3.42 3.71

First Connecticut Bancorp, Inc. (FBNK) CT 3.80 3.05 3.16 3.08 3.08

Union Savings Bank CT 3.59 2.73 2.84 2.96 2.89

SI Financial Group, Inc (SIFI) CT 3.28 2.91 3.16 3.46 3.15

SBT Bancorp, Inc (SBIB) CT 3.17 3.14 3.36 2.86 2.94

First County Bank CT 3.14 3.02 3.07 3.06 2.94

People’s United Financial, Inc (PBCT) CT 3.08 2.96 2.95 3.04 3.18

First Niagara Financial Group (FNFG) NY 3.05 2.85 2.31 2.23 2.30

Rockville Financial Inc (RCKB) CT 2.99 3.00 2.93 2.74 2.69

Liberty Bank CT 2.80 2.85 2.80 2.96 2.72

United Financial Bancorp, Inc. (UBNK) MA 2.64 2.66 2.63 2.77 2.66

Webster Financial Corporation (WBS) CT 2.56 2.73 2.60 2.68 2.78

Dime Bank CT 2.42 3.12 2.71 3.35 2.96

New England Bank CT 2.39 2.39 2.30 2.48 2.51

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) - Peers

9/30/2012 6/30/2012 3/31/2012 12/31/2011 9/30/2011 NII %Ch QoQ

First Connecticut Bancorp, Inc. (FBNK) CT 106.30 88.90 88.52 93.98 87.66 -1.2%

SI Financial Group, Inc (SIFI) CT 90.82 89.77 87.00 79.06 87.05 -2.8%

First County Bank CT 88.72 89.63 88.37 83.34 84.62 0.2%

Dime Bank CT 82.02 72.16 90.06 74.28 55.28 -0.8%

Union Savings Bank CT 81.66 84.56 86.50 82.82 79.13 -3.5%

SBT Bancorp, Inc (SBIB) CT 81.27 82.02 78.45 82.25 88.13 -0.6%

Naugatuck Savings Bank CT 80.98 80.00 79.76 76.84 78.24 1.7%

Fairfield County Bank CT 78.38 75.64 72.44 74.47 72.30 1.4%

Newtown Savings Bank CT 77.14 81.41 84.30 85.55 86.50 0.2%

Liberty Bank CT 68.69 62.61 72.32 64.53 66.91 9.9%

Rockville Financial Inc (RCKB) CT 67.92 72.59 66.05 63.21 60.54 4.7%

New England Bank CT 67.69 65.64 70.22 60.29 68.25 -0.5%

United Financial Bancorp, Inc. (UBNK) MA 66.68 68.56 71.94 67.76 69.39 1.5%

First Niagara Financial Group (FNFG) NY 64.71 62.13 59.08 59.61 58.71 6.9%

Webster Financial Corporation (WBS) CT 64.10 65.89 67.57 69.75 65.08 0.7%

People’s United Financial, Inc (PBCT) CT 63.66 65.77 67.84 69.14 67.00 0.4%

Source: SNL Financial; FDIC Call Reports

Peer Comparison[1]

General Information:				Profitability:				Capital:		Asset Quality:			Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	2/15/2013 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,999**	**0.88**	**5.33**	**3.71**	**65.99**	**22.7**	**106.7**	**1.15**	**5.38**	**0.91**	**365**	**12.98**	**1.14**	**3.08**	**0.40**
Peer Group:																	
Brookline Bancorp, Inc.	BRKL	Boston, MA	5,148	0.96	7.95	3.78	53.04	11.6	115.6	0.98	8.48	0.67	640	9.09	1.41	3.74	0.34
Provident New York Bancorp	PBNY	Montebello, NY	3,790	0.74	5.70	3.37	62.98	12.9	75.5	1.28	15.92	1.32	400	9.02	1.24	2.66	0.24
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	2,403	(0.93)	(7.00)	3.43	96.49	17.1	98.4	0.66	7.85	0.64	301	14.94	1.01	2.68	0.40
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,269	0.70	7.36	3.26	58.84	16.4	89.8	1.32	26.77	2.83	262	14.62	1.19	3.28	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,928	0.80	7.96	2.56	61.28	15.1	57.6	0.97	11.42	0.96	201	13.69	1.29	2.92	0.40
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,406	0.82	6.49	3.29	58.84	29.0	97.9	0.80	19.70	2.43	151	11.45	0.91	1.75	0.20
Westfield Financial, Inc.	WFD	Westfield, MA	1,301	0.47	3.11	2.48	80.91	28.6	79.0	1.31	9.45	1.43	177	7.76	0.94	3.09	0.24
Hingham Institution for Savings	HIFS	Hingham, MA	1,206	1.11	14.58	3.28	42.23	13.9	110.1	0.84	6.13	0.51	151	71.12	1.63	1.46	1.04
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,270	0.55	5.42	2.62	65.86	15.0	96.1	1.07	20.85	1.23	92	13.06	1.36	3.98	0.52
Harleysville Savings Fin'l Corp	HARL	Harleysville, PA	803	0.65	8.70	2.37	59.86	14.2	89.2	0.84	18.95	1.52	66	17.55	1.10	4.79	0.84
TF Financial Corporation	THRD	Newtown, PA	712	0.86	7.25	3.93	61.22	17.9	95.4	1.30	23.22	2.79	73	25.87	0.93	0.77	0.20
Average:				**0.61**	**6.14**	**3.12**	**63.78**	**17.4**	**91.3**	**1.03**	**15.34**	**1.48**	**229**		**1.18**	**2.83**	**0.45**
Median:				**0.74**	**7.25**	**3.28**	**61.22**	**15.1**	**95.4**	**0.98**	**15.92**	**1.32**	**177**		**1.19**	**2.92**	**0.40**

38

Note: Data through quarter ended 12/31/2012 and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 2/15/2013. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information				Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
	Company Name	Ticker	ST	IPO Date	Gross Proceeds ($000)	Point in Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs / Assets (%)
Second Step Conversions														
1	Northfield Bancorp, Inc.	NFBK	NJ	1/25/13	355,589	Min-Mid	24.6	83.0	NO	14.5			14.5	2.74
2	United Community Bancorp	UCBA	IN	1/10/13	24,480	Min-Mid	11.7	58.2	NO	20.6	25.3		26.5	4.81
3	Malvern Bancorp, Inc.	MLVF	PA	10/12/12	36,369	Supermax	14.0	68.5	NO	10.0	7.0	11.9	16.5	4.04
4	LaPorte Bancorp, Inc.	LPSB	IN	10/5/12	27,077	Mid-Max	14.3	71.0	NO	10.0	8.1	8.1	23.8	1.70
5	Cheviot Financial Corp.	CHEV	OH	1/18/12	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	31.5	3.60
6	Naugatuck Valley Financial Corporation	NVSL	CT	6/30/11	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(13.8)	2.18
7	Rockville Financial, Inc.	RCKB	CT	3/4/11	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	29.8	1.07
8	Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/11	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	27.6	3.19
9	SI Financial Group, Inc.	SIFI	CT	1/13/11	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	45.3	0.97
10	Capitol Federal Financial, Inc.	CFFN	KS	12/22/10	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	19.4	0.71
11	Heritage Financial Group, Inc.	HBOS	GA	11/30/10	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	39.8	2.35
12	Kaiser Federal Financial Group, Inc.	KFFG	CA	11/19/10	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	47.1	3.54
13	Colonial Financial Services, Inc.	COBK	NJ	7/13/10	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	37.3	1.77
14	Oneida Financial Corp.	ONFC	NY	7/7/10	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	55.6	0.41
15	ViewPoint Financial Group, Inc.	VPFG	TX	7/7/10	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	107.6	0.61
16	Fox Chase Bancorp, Inc.	FXCB	PA	6/29/10	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	71.6	2.84
17	Oritani Financial Corp.	ORIT	NJ	6/24/10	413,632	Mid - Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	49.6	2.62
18	Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/10	24,643	Mid - Max	15.7	81.1	NO	5.5	4.0	(2.8)	5.5	0.46
						Average:	15.9	76.2		5.6	6.8	7.1	35.3	2.20
						Median:	15.1	71.8		4.3	4.0	3.2	30.7	2.27

39

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering
Source: SNL Financial, pricing as of 2/15/2013